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                                                                    EXHIBIT 10.e

                                AMENDMENT TO THE
                    AMENDED AND RESTATED RETENTION/SEVERANCE/
                            NON-COMPETITION AGREEMENT

         The Amended and Restated Retention/Severance/Non-Competition Agreement, as amended (the "Agreement"), dated ___________________, between ___________________ ("you" or "Employee") and Huffy Corporation (the "Corporation"), is hereby amended, effective as of February 11, 2004.

                              W I T N E S S E T H:

         WHEREAS, the Agreement was entered into on or about _______________;
and

         WHEREAS, at the time the Corporation was comprised of four separate operating business units: Washington Inventory Service, Huffy Service Solutions, Inc. (fka Huffy Service First, Inc.), Huffy Bicycle Company and Huffy Sports Company; and

         WHEREAS, on November 3, 2000, the Corporation disposed of the stock of Washington Inventory Service and, on September 19, 2002, the Corporation acquired the assets and stock of the Gen-X Sports, Inc. businesses;

         WHEREAS, the Corporation wishes to amend the Agreement to reduce cost and reflect the Corporation's new structure and the fact that it is reconfiguring to a more profitable sporting goods platform and in order to effect such platform, retention and confidentiality continue as critical components; and

         WHEREAS, under the existing Agreement the exact nature and amount of the benefits Employee may receive, if any, under various possible future circumstances is inherently uncertain, and Employee wishes to reduce or eliminate such uncertainty by entering into this amendment,

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties agree as follows:

         1.       Amendments.

                  (a) The parties agree Section 4(z)(ii) is hereby deleted in its entirety and Section 4(z)(iii) is relabeled 4(z)(ii).

                  (b) The parties agree Section 4(a)(iv)(iii) is hereby deleted in its entirety and a new 4(a)(iii) is hereby inserted to read as follows:

                           "Huffy Companies means Affiliated Companies, as defined in Section 9(a), as of the date of this Agreement and thereafter."

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                  (c)      The parties agree Section 9(d) is hereby amended in
                           its entirety and a new Section 9(d) is hereby inserted to read as follows:

                           "In consideration for your Agreement to be bound by the Non-Competition Covenant of Section 9(c), the Corporation shall pay you an aggregate amount equal to ________ times your current salary (the "Non-Competition Consideration") in cash installments (the "Installments") as follows: In the case of an Assignment Event which consists of the disposition of substantially all of the assets or stock of one current or future Huffy Company (currently, Huffy Service Solutions, Inc., Gen-X Sports Canada, Inc., Huffy Bicycle Company and Huffy Sports Company) you shall receive an Installment equal to 33-1/3 percent of the Non-Competition Consideration to be paid at such time within the 12-month period beginning with the closing of such transaction as may be determined by the Corporation's Compensation Committee in its sole discretion. The balance of the Non-Competition Consideration, being 66-2/3 percent of the salary amount described above, shall constitute your "Retention Benefit" and shall be paid as follows: one-half to be paid in the fourth quarter of 2005 and one-half to be paid in the first quarter 2006, provided you remain employed with the Corporation through October 31, 2005. Provided that if you commit any breach of the Non-Competition Covenant in Section 9(c), then the Corporation will have no further obligation to pay any unpaid installment and you shall be required to return to the Corporation all installments that have been previously paid, together with interest thereon at the applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, from the date the installment was paid to you through the date you repay it to the Corporation. Notwithstanding the foregoing, (i) no payment shall be made hereunder if a Change of Control occurs prior to the date such payment(s) under this section are earned and (ii) no Retention Benefit would be payable upon your voluntary termination, termination for Cause by the Corporation or retirement prior to October 31, 2005."

                  (d) The parties agree the next to last paragraph in the Agreement is hereby amended to read as follows:

                           "In no event shall payments be made hereunder which would cause a breach or Event of Default as defined in the Seconded Amended and Restated Loan and Security Agreement, as amended, dated September 19, 2002, by and among the Corporation, affiliated companies, Congress Financial Corporation (Central), as agent and lender, on behalf of itself and the revolving lenders and term loan lender. In such event as is contemplated in the foregoing sentence, the provision requiring such payment shall be deemed unenforceable and of no force and effect until permitted under such agreements or until after expiration thereof."

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         2.       Defined Terms. Defined terms used herein and not defined shall have the meanings set forth in the Agreement.

         3. Exhibit A. Exhibit A is deleted in its entirety and replaced by a new Exhibit A attached hereto.

         4. Affirmation. Except as set forth herein, the Agreement remains unamended and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set forth their hands as of the date hereof.

HUFFY CORPORATION                           EMPLOYEE

By_________________________________         ____________________________________

                                AMENDMENT TO THE
                    AMENDED AND RESTATED RETENTION/SEVERANCE/
                            NON-COMPETITION AGREEMENT

         The Amended and Restated Retention/Severance/Non-Competition Agreement, as amended (the "Agreement"), dated _______________, between __________________
("you" or "Employee") and Huffy Corporation (the "Corporation"), is hereby amended, effective as of February 11, 2004.

                              W I T N E S S E T H:

         WHEREAS, the Agreement was entered into on or about __________________; and

         WHEREAS, at the time the Corporation was comprised of four separate operating business units: Washington Inventory Service, Huffy Service Solutions, Inc. (fka Huffy Service First, Inc.), Huffy Bicycle Company and Huffy Sports Company; and

         WHEREAS, on November 3, 2000, the Corporation disposed of the stock of Washington Inventory Service and, on September 19, 2002, the Corporation acquired the assets and stock of the Gen-X Sports, Inc. businesses;

         WHEREAS, the Corporation wishes to amend the Agreement to reduce cost and reflect the Corporation's new structure and the fact that it is reconfiguring to a more profitable sporting goods platform and in order to effect such platform, retention and confidentiality continue as critical components; and

         WHEREAS, under the existing Agreement the exact nature and amount of the benefits Employee may receive, if any, under various possible future circumstances is inherently uncertain, and Employee wishes to reduce or eliminate such uncertainty by entering into this amendment,

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties agree as follows:

         1.       Amendments.

                  (a) The parties agree Section 4(z)(ii) is hereby deleted in its entirety and Section 4(z)(iii) is relabeled 4(z)(ii).

                  (b) The parties agree Section 4(a)(iv)(iii) is hereby deleted in its entirety and a new 4(a)(iii) is hereby inserted to read as follows:

                           "Huffy Companies means Affiliated Companies, as defined in Section 9(a), as of the date of this Agreement and thereafter."

                  (c) The parties agree Section 9(d) is hereby amended in its entirety and a new Section 9(d) is hereby inserted to read as follows:

                           "In consideration for your Agreement to be bound by the Non-Competition Covenant of Section 9(c), the Corporation shall pay you an aggregate amount equal to 33-1/3 percent of your current salary (the "Non-Competition Consideration") in cash installments (the "Installments") as follows: In the case of an Assignment Event which consists of the disposition of substantially all of the assets or stock of one current or future Huffy Company (currently, Huffy Service Solutions, Inc., Gen-X Sports Canada, Inc., Huffy Bicycle Company and Huffy Sports Company) you shall receive an Installment of the Non-Competition Consideration to be paid at such time within the 12-month period beginning with the closing of such transaction as may be determined by the Corporation's Compensation Committee in its sole discretion. Provided that if you commit any breach of the Non-Competition Covenant in Section 9(c), then the Corporation will have no further obligation to pay any unpaid installment and you shall be required to return to the Corporation all installments that have been previously paid, together with interest thereon at the applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, from the date the installment was paid to you through the date you repay it to the Corporation. Notwithstanding the foregoing, no payment shall be made hereunder if a Change of Control occurs prior to the date such payments under this section is earned."

                  (d) The parties agree the next to last paragraph in the Agreement is hereby amended to read as follows:

                           "In no event shall payments be made hereunder which would cause a breach or Event of Default as defined in the Seconded Amended and Restated Loan and Security Agreement, as amended, dated September 19, 2002, by and among the Corporation, affiliated companies, Congress Financial Corporation (Central), as agent and lender, on behalf of itself and the revolving lenders and term loan lender. In such event as is contemplated in the foregoing sentence, the provision requiring such payment shall be deemed unenforceable and of no force and effect until permitted under such agreements or until after expiration thereof."

         2. Defined Terms. Defined terms used herein and not defined shall have the meanings set forth in the Agreement.

         3. Affirmation. Except as set forth herein, the Agreement remains unamended and in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have set forth their hands as of the date hereof.

HUFFY CORPORATION                           EMPLOYEE

By_________________________________         ____________________________________